        EXECUTION VERSION
AMENDMENT AND JOINDER TO REGISTRATION RIGHTS AGREEMENT

    This Amendment No. 1 (the “Amendment and Joinder”) to that certain Registration Rights Agreement, dated as of February 24, 2015 (as the same may hereafter be amended, modified or amended and restated, the “Registration Rights Agreement”) by and among the Blue Board Corporation, a Delaware corporation (the “Company”) and ASP BB Holdings LLC (as Transferee of The Traxis Group B.V.) (“ASP BB”) is made and entered into as of December 15, 2021 by and among the Company, ASP BB, Coliseum Capital Partners, L.P. (“Coliseum Capital”) and Blackwell Partners LLC – Series A (together with Coliseum Capital, the “Coliseum Investors”).
RECITALS
    WHEREAS, the Company and the Coliseum Investors have entered into that certain Subscription Agreement, dated as of December 15, 2021 (the “Subscription Agreement”), pursuant to which the Company has agreed to sell to the Coliseum Investors an aggregate of 4,687,500 shares of the Company’s common stock, par value $0.0001 per share (the “Subscription Shares”) at the purchase price set forth in the Subscription Agreement; and
    WHEREAS, as a condition to the obligations of the Coliseum Investors under the Subscription Agreement, the Company has agreed to enter this Amendment and Joinder to grant the Coliseum Investors certain registration rights set forth in the Registration Rights Agreement;
    WHEREAS, pursuant to Section 4.02 of the Registration Rights Agreement, the Registration Rights agreement may be amended in writing with the signature of all of the parties thereteo;
    WHEREAS, as of the date hereof, the Company and ASP BB constitute all of the parties to the Registration Rights Agreement;
    WHEREAS, the Company and ASP BB have agreed to amend the Registration Rights Agreement to add the Coliseum Investors as parties and make the additional amendments as set forth herein;
    NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained in this Amendment and Joinder, the parties hereto, intending to be legally bound, agree as follows:
AGREEMENT
1.Definitions. Capitalized terms used but not defined herein shall have the respective meaning assigned to such terms in the Registration Rights Agreement.
2.Amendments to Registration Rights Agreement.
a.The definition of “Common Stock” in Section 1.01 is amended to include the Subscription Shares.
b.The definition of “Demanding Party” in Section 1.01 is amended to include each of the undersigned Coliseum Investors.
c.The definition of “Holders” in Section 1.01 is amended to include each of the undersigned Coliseum Investors.
d.The following definition is added to Section 1.01: “Shelf Demanding Party” has the meaning set forth in Section 2.01(k)

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e.The following definition is added to Section 1.01: “Shelf Takedown” has the meaning set forth in Section 2.01(j)
f.The following definition is added to Section 1.01: “Shelf Takedown Maximum Offering Size” has the meaning set forth in Section 2.01(m).
g.The following definition is added to Section 1.01: “Shelf Takedown Notice” has the meaning set forth in Section 2.01(j).
h.The following definition is added to Section 1.01: “Shelf Takedown Notification” has the meaning set forth in Section 2.01(k).
i.The following definition is added to Section 1.01: “Shelf Registration Statement” has the meaning set forth in Section 2.01(c).
j.Section 2.01(a) is amended and restated in its entirety as follows:
“(a) Following the Effective Date, each of ASP BB and the Coliseum Investors (or any of their respective Transferees) shall have the right to require the Company to file a Registration Statement under the Securities Act, covering all or any part of its Registrable Securities, by delivering a written notice thereof to the Company specifying the number of Registrable Securities to be included in such registration and the intended method of distribution thereof. Such request pursuant to this Section 2.01 is referred to herein as the “Demand Registration Request,” the registration so requested is referred to herein as the “Demand Registration,” and the party making such request is referred to as the “Demanding Party.” As promptly as practicable, but no later than ten Business Days after receipt of a Demand Registration Request, the Company shall give written notice (the “Demand Exercise Notice”) of such Demand Registration Request to all other Holders of Registrable Securities. Under no circumstances shall the Company be obligated to effect more than (a) an aggregate of seven (7) Demand Registrations under this Section 2.01 with respect to any or all of the Registrable Securities held by ASP BB or any of its Transferees and (b) an aggregate of three (3) Demand Registrations under this Section 2.01 with respect to any or all of the Registrable Securities held by the Coliseum Investors or any of their Transferees.”
k.Section 2.01(b) is amended and restated in its entirety as follows:
“(b) The Company shall use its reasonable best efforts to include in the Demand Registration the Registrable Securities requested to be included therein by the Demanding Party and by any other Holders of Registrable Securities that shall have made a written request to the Company for inclusion in such registration (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such other Holder) within 10 days after the receipt of the Demand Exercise Notice.”
l.Section 2.01(c) is amended and restated in its entirety as follows:
“(c) The Company shall use its reasonable best efforts to (i) effect the registration under the Securities Act (including by means of a shelf registration pursuant to Rule 415 under the Securities Act (a “Shelf Registration Statement”) if so requested by the Demanding Party and if the Company is then eligible to effect such a registration on Form S-3 or on any successor to Form S-3) of the Registrable Securities which the Company has been so requested to register by the

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Demanding Party and the other Holders of Registrable Securities (to the extent permitted to be registered in accordance with the terms hereof), for distribution in accordance with the intended method of distribution described in the Demand Registration Request, and (ii) if requested by the Demanding Party, obtain acceleration of the effective date of the Registration Statement relating to such registration. The Company hereby represents that as of the date hereof it meets the eligibility requirements for the use of Form S-3 as set forth in General Instruction I of such form.”
m.Section 2.01(e) is amended and restated in its entirety as follows:
“(e) Notwithstanding anything to the contrary in this Section 2.01, if the managing underwriter of any underwritten Public Offering shall advise the Demanding Party that the Registrable Securities covered by the Registration Statement cannot be sold in such offering within a price range acceptable to the Demanding Party, then the Demanding Party shall have the right to notify the Company that it has determined that the Registration Statement be abandoned or withdrawn with respect to its Registrable Securities, in which event the Company shall abandon or withdraw such Registration Statement and notify all other Holders participating in such Demand Registration.”
n.Section 2.01 is amended by adding the following after Section 2.01(i):
“(j) Upon the written request of a Holder (“Shelf Takedown Notice”) to the Company from time to time during the period a Shelf Registration Statement is effective, the Company will use commercially reasonable efforts to facilitate a “takedown” that constitutes a Public Offering of Registrable Securities off of the Shelf Registration Statement by such Holder (“Shelf Takedown”) by amending or supplementing the Prospectus related to the Shelf Registration Statement as may be reasonably requested by such Holder as promptly as reasonably practicable upon receipt of the Shelf Takedown Notice and taking other actions contemplated by Section 2.04 that may be applicable to such Shelf Takedown. Under no circumstances shall the Company be obligated to effect (i) more than one Shelf Takedown in any fiscal quarter and (ii) any Shelf Takedown having an aggregate market valuation, based on the most recent closing price of the Common Stock at the time of the demand, of less than $20.0 million.
(k) As promptly as practicable, but no later than ten Business Days after receipt of a Shelf Takedown Notice, the Company shall give written notice (the “Shelf Takedown Notification”) of such Shelf Takedown Notice to all other Holders of Registrable Securities. The Company shall use its reasonable best efforts to include in the Shelf Takedown the Registrable Securities requested to be included therein by the Holder issuing the Shelf Takedown Notice (the “Shelf Demanding Party”) and by any other Holders of Registrable Securities that shall have made a written request to the Company for inclusion in such Shelf Takedown (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such other Holder) within 10 days after the receipt of the Shelf Takedown Notification.
(l) The Shelf Demanding Party shall have the right to select an investment banker or bankers of nationally recognized standing to administer the offering; provided, however, that such investment banker or bankers shall be reasonably satisfactory to the Company. The Company shall notify the Shelf Demanding Party if the Company objects to any investment banker or manager selected by the Shelf

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Demanding Party pursuant to this Section 2.01(l) within ten (10) Business Days after the Shelf Demanding Party has notified the Company of such selection.
(m) In connection with any Shelf Takedown, if the managing underwriter shall advise the Company that, in its view, the number of securities that the Holders and any other Person intend to include in such registration exceeds the largest number of securities which can be sold in such offering at a price reasonably acceptable to the Shelf Demanding Party (the “Shelf Takedown Maximum Offering Size”), then the Company will include in such registration, in the following priority, up to the Shelf Takedown Maximum Offering Size:
(i) first, the Registrable Securities requested to be included in such Shelf Takedown pursuant to this Section 2.01; if the number of Registrable Securities requested to be included exceeds the Shelf Takedown Maximum Offering Size, then the Registrable Securities to be included in such registration shall be allocated pro rata among the Holders requesting to be included in such Shelf Takedown based on the number of securities duly requested to be included in such Shelf Takedown by each such Holder; and
(ii) second, all other securities requested by any other Person to be included in such Shelf Takedown (pursuant to contractual registration rights or otherwise).
(n) Notwithstanding anything to the contrary in this Section 2.01, if the managing underwriter of any Shelf Takedown shall advise the Shelf Demanding Party that the Registrable Securities covered by the Shelf Takedown cannot be sold in such offering within a price range acceptable to the Shelf Demanding Party, then the Shelf Demanding Party shall have the right to notify the Company that it has determined that the Shelf Takedown be abandoned or withdrawn with respect to its Registrable Securities, in which event the Company shall abandon or withdraw any Prospectus filed with respect to the Shelf Takedown and notify all other Holders participating in such Shelf Takedown..”
o.Section 2.02(b)(i) is amended by adding “and” at the end thereof:
p.Section 2.02(b)(ii) is amended and restated in its entirety as follows:
“(ii) second, the Registrable Securities requested to be registered pursuant to this Section 2.02; if the number of such Registrable Securities requested to be included exceeds the Piggyback Registration Maximum Offering Size, then such Registrable Securities to be included in such registration shall be allocated pro rata among the persons requesting registration based on the number of securities duly requested to be included in such registration by each such person.”
q.Section 2.02(b)(iii) and Section 2.02(b)(iv) are deleted in their entirety.
r.Section 2.04(a)(ii) is amended and restated in its entirety as follows:
“(ii) prepare and file with the Commission such amendments (including any statutory prospectus, preliminary prospectus or issuer free writing prospectus or any amendment or supplement) and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered

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by such Registration Statement until the earlier of (a) such time as all such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement, and (b) 210 days from the date such Registration Statement first becomes effective; provided, however, if the Registration Statement is a Shelf Registration Statement, the Company shall file with the Commission such amendments (including any statutory prospectus, preliminary prospectus or issuer free writing prospectus or any amendment or supplement) and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;”
s.Section 2.04(c) is amended and restated in its entirety as follows:
“(c) If any registration pursuant to Section 2.01 or 2.02 hereof shall be in connection with a Public Offering, each Holder that includes Registrable Securities in such Public Offering agrees, if so required by the managing underwriter(s), not to effect any public sale or distribution (including any sale pursuant to Rule 144) of Equity Securities (other than as part of such underwritten Public Offering) within ten days prior to or 90 days after (i) the effective date of the Registration Statement with respect to such underwritten Public Offering, or (ii) in the event of a Shelf Registration Statement, the consummation of an underwritten takedown; provided, however, that the 90 day period referred to in this Section 2.04(c) may be extended to up to 180 days upon the managing underwriter’s or underwriters’ reasonable request. Notwithstanding the foregoing, all holders of Registrable Securities included in a Public Offering will be subject to the same restrictions on public sales and distributions and, if the managing underwriter’s or underwriters’ releases one holder of Registrable Securities from such restrictions, all holders of Registrable Securities shall also be released from such restrictions.”
t.Section 2.10(a) is amended and restated in its entirety as follows:
“(a) Upon written notice from the Company to the Holders that the Board has determined in good faith that the sale of Registrable Securities pursuant to a Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law (A) which disclosure would have a material adverse effect on the Company or (B) relating to a Disadvantageous Condition involving the Company (an “Information Blackout”), the Company may postpone the filing or effectiveness of any Registration Statement required hereunder and, if such Registration Statement has become effective, the Company shall not be required to maintain the effectiveness of such Registration Statement and all Holders shall suspend sales of Registrable Securities pursuant to such Registration Statement, in each case, until the earlier of:
(i) sixty (60) days after the Board makes such good faith determination, and

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(ii) such time as the Company notifies the Holders that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such Registration Statement may otherwise be resumed (the number of days from such notice from the Company until the day when the Information Blackout terminates hereunder is hereinafter called a “Blackout Period”).”
u.Section 2.10(d) is amended and restated in its entirety as follows:
“(d) Notwithstanding the foregoing, the Company shall not exercise its rights under Section 2.10(a) unless (i) it has applied the same Information Blackout restriction to all other holders of registration rights and (ii) officers and directors of the Company are restricted from selling the Company’s securities during the Information Blackout period.”
v.Section 2.12 is amended and restated in its entirety as follows:
“Section 2.12 Investor Demand Rights. As soon as commercially reasonable, but in no event later thirty (30) days after the date of the Subscription Agreement (the “Subscription Agreement Date”), the Company shall file a Shelf Registration Statement under the Securities Act on Form S-3 (the “Initial Demand Registration”) with respect to Registrable Securities held by the Coliseum Investors. The Company shall use its reasonable best efforts to cause such Initial Demand Registration to become effective as promptly thereafter as practicable, but no later than the earlier of (i) the 60th calendar day (or 120th calendar day if the Commission notifies the Company that it will “review” the Registration Statement) following the Subscription Agreement Date and (ii) the 5th Business Day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the staff of Commission that the Registration Statement will not be “reviewed” or will not be subject to further review.”
w.Section 4.03 is amended and restated in its entirety as follows:
“Section 4.03 Notices.
All notices, requests, demands and other communications required or permitted hereunder shall be deemed to have been duly given if and when delivered personally or five (5) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid or one Business Day after it is delivered by a commercial overnight carrier or upon confirmation if delivered by facsimile or email:
(a) if to the Company, to the following address:
     Blue Bird Corporation
3920 Arkwright Road, 2nd Floor
Macon, GA 31210
Attention: Paul Yousif, SVP, General Counsel & Corporate Treasurer
Email: paul.yousif@blue-bird.com

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with a copy to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Attention: Michael Lubowitz; Faiza Rahman
Email: michael.lubowitz@weil.com; faiza.rahman@weil.com
(b) if to either of the Coliseum Investor, to:

    Coliseum Capital Management, LLC
105 Rowayton Avenue
Rowayton, CT 06853
Attention: Adam Gray; Christopher Shackelton; and Chivonne Cassar
Email:    agray@coliseumpartners.com;chris@coliseumpartners.com; ccassar@coliseumpartners.com with a copy to:

Paul Hastings LLC
200 Park Avenue
New York, NY 10166
Attention: Barry Brooks
Email: barrybrooks@paulhastings.com
(c) if to ASP BB, to:
ASP BB Holdings LLC
c/o American Securities, LLC
299 Park Avenue
34th Floor
New York, New York 10171
Attention: Eric L. Schondorf, General Counsel
Email: eschondorf@american-securities.com

with a required copy to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Attention: Michael E. Lubowitz, Esq; Faiza Rahman, Esq.
Email: michael.lubowitz@weil.com; faiza.rahman@weil.com

Any party hereto may change its address specified for notices herein by designating a new address by notice in accordance with this Section 4.03.”

3.Joinder. By execution and delivery of this Amendment and Joinder, each of the undersigned Coliseum Investors hereby agrees to be bound by the terms of, subject to the obligations of, and entitled to the benefits of, the Registration Rights Agreement as “Coliseum Investors,” a “Holder” and, as applicable, a “Demanding Party” thereunder, and authorizes this Amendment and Joinder to be attached to the Registration Rights Agreement.

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4.Effect of Amendment. This Amendment and Joinder shall modify and amend the Registration Rights Agreement to the extent, and only to the extent, expressly set forth herein; it being the intent of the parties that all of the terms and provisions of the Registration Rights Agreement that are not modified or replaced hereunder shall be unaltered and shall remain in full force and effect.
5.Governing Law, Jurisdiction.
a.This Amendment and Joinder shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of laws principles.
b.each of the parties hereto (a) hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction, then in the applicable Delaware state court), or if under applicable law exclusive jurisdiction of such action is vested in the federal courts, then the United States District Court for the District of Delaware, (b) expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and (c) waives and agrees not to raise (by way of motion, as a defense or otherwise) any and all jurisdictional, venue and convenience objections or defenses that such party may have in such Action.
6.Counterparts. This Amendment and Joinder may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

[Signature Page Follows]

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    IN WITNESS WHEREOF, this amendment and joinder is executed, in counterpart, as of the date first set forth above.

Company

BLUE BIRD CORPORATION

By:    /s/ Razvan Radulescu
    Name: Razvan Radulescu
    Title: CFO

Investor
ASP BB HOLDINGS LLC

By:    /s/ Kevin Penn
    Name: Kevin Penn
    Title: President

Parties to Joinder

COLISEUM CAPITAL PARTNERS, L.P.
BY: COLISEUM CAPITAL, LLC, ITS GENERAL PARTNER

By:     /s/ Adam Gray
    Name: Adam Gray
    Title: Manager

BLACKWELL PARTNERS LLC – SERIES A
BY: COLISEUM CAPITAL MANAGEMENT, LLC, ATTORNEY-IN-FACT

By:     /s/ Adam Gray
    Name: Adam Gray
    Title: Managing Partner

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